UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 27, 2026
WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on January 28, 2026 (the “Initial Filing”), on January 27, 2026, Werner Enterprises, Inc. (the "Company"), a Nebraska corporation, acquired 100% of the equity interests of FirstEnterprises, Inc. ("FirstFleet"), headquartered in Murfreesboro, Tennessee.

This Amendment No. 1 amends the Initial Filing to include the financial statements of FirstFleet and the pro forma financial information required by Item 9.01 of Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of FirstFleet as of and for the fiscal year ended March 31, 2025, notes related thereto and the related Independent Auditor's Report, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The consolidated financial statements of FirstFleet as of and for the nine month periods ended December 31, 2025 and 2024 (unaudited), notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The following unaudited Pro Forma Condensed Combined Financial Information of the Company is filed herewith as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference into this Item 9.01(b):

•Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2025.
•Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2025.
•Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

    (d)    Exhibits.

10.1
Stock Purchase Agreement, dated January 27, 2026, by and among the Company, Mary B. Wilson, Gary L. Wilson Family Trust, Gary L. Wilson GST-Exempt Family Trust, and Wilson Children 2020 GST-Exempt Trust

23.1	Consent of Carr, Riggs & Ingram, LLC
99.1	Audited Consolidated Financial Statements of FirstEnterprises, Inc. as of and for the fiscal year ended March 31, 2025, notes related thereto, and Independent Auditor's Report

99.2	Consolidated Financial Statements of FirstEnterprises, Inc. as of and for the nine month periods ended December 31, 2025 and 2024 (unaudited), and notes related thereto

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Werner Enterprises, Inc. as of December 31, 2025 and Unaudited Pro Forma Condensed Combined Statement of Income of Werner Enterprises, Inc. for the fiscal year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: April 14, 2026	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer

Date: April 14, 2026	By:	/s/ Alan G. Colson
Alan G. Colson
Vice President, Controller and Principal Accounting Officer